UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2019 (June 12, 2019)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2019, the Board of Directors (the “Board”) of Mack-Cali Realty Corporation (the “Company”), a Maryland corporation and the general partner of Mack-Cali Realty, L.P. through which it conducts its business (the “Operating Partnership,” and together with the Company, the “Registrants”), adopted Articles Supplementary to the Articles of Restatement of the Company which prohibit the Company from staggering the Board into one or more classes pursuant to Section 3-803 of the Maryland General Corporation Law without first obtaining the approval of the Company’s stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

The Articles Supplementary are filed herewith as Exhibit 3.1 and are incorporated herein by reference. The description set forth above is only a summary of the Amendment and is qualified in its entirety by reference to the text of the Amendment filed herewith as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)           On June 12, 2019, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) to (i) elect eleven members of the Board, (ii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, and (iii) ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

(b)           At the Annual Meeting, the Company’s stockholders elected the following eleven directors, each to serve a one-year term ending at the Company’s annual meeting of stockholders to be held in 2020 and until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Vote
William L. Mack	12,217,611	59,464	50,512
Alan R. Batkin	54,492,047	14,586,846	50,512
Alan S. Bernikow	80,761,354	544,151	50,512
Frederic Cumenal	54,170,663	14,908,230	50,512
MaryAnne Gilmartin	69,030,512	48,381	50,512
Nori Gerardo Lietz	29,074,165	40,004,728	50,512
Michael J. DeMarco	81,223,631	81,874	50,512
Lisa Myers	81,299,399	76,106	50,512
Laura Pomerantz	81,219,629	85,876	50,512
Irvin D. Reid	80,767,456	538,049	50,512
Rebecca Robertson	80,968,737	336,768	50,512

The Company’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 75,398,640, Number of shares against: 1,224,922, Number of shares abstained: 4,732,400, Number of broker non-votes: 50,512).

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the General Partner’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Number of shares for: 80,382,262, Number of shares against: 978,616, Number of shares abstained: 45,596, Number of broker non-votes: 0).

In connection with the foregoing, the Registrants hereby file the following document:

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

3.1	Articles Supplementary of Mack-Cali Realty Corporation dated June 12, 2019.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Articles Supplementary of Mack-Cali Realty Corporation dated June 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 17, 2019	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 17, 2019		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary